Exhibit 99.2

Roseland Residential Trust Supplemental Operating and Financial Data 4Q 2015

2 Monaco 523 apartments operating Marbella 412 apartments operating URL® Harborside – I 763 apartments Q4 2016 opening San Remo 250 apartments 2017 start Marbella 2 311 apartments Q1 2016 opening Jersey City Waterfront RRT Holdings URL® Harborside – II & III 1,500 apartments 2018 start Plaza 8 / 9 1,300 apartments Future development

Portside at Pier One RiverTrace at Port Imperial URL® Harborside Index Roseland Residential Trust Overview Company Highlights Portfolio Overview NAV Summary Geographic Breakdown Financial Schedules RRT Balance Sheet Same Store Results Operating & Lease-Up Communities Subordinated Interest Communities In-Construction Communities Predevelopment and Future Communities Capitalization Highlights Station House 3 4Q 2015

Roseland Residential Trust Overview 4Q 2015 4

The Company- Roseland Residential Trust 5 4Q 2015 Roseland Residential Trust (RRT or Roseland), Mack-Cali’s multi-family platform, is a premier full-service residential and mixed-use developer in the Northeast with an industry-leading reputation for successful conception, execution, and management of class A residential developments RRT was formed on December 31, 2015 as a separate subsidiary of Mack-Cali to further facilitate disclosures, transparency and capital flexibility of the residential platform. RRT contains all of Mack-Cali’s residential holdings, including office assets with likely residential repurposing potential RRT’s scalable and integrated business platform oversees the Company’s operating and in-construction assets, geographically desirable land portfolio, sourcing of new development and acquisition opportunities, and repurposing activities RRT’s executive leadership, a cohesive team since 2003, has an average experience of 18 years at Roseland and 27 years in the industry: Marshall Tycher President Andrew Marshall Chief Operating Officer Ivan Baron Chief Legal Counsel Bob Cappy Chief Financial Officer Gabriel Shiff Chief Investment Officer Brenda Cioce President, Roseland Residential Services

Roseland Overview-
Management's Discussion & Objectives

RRT oversees Mack-Cali's continued expansion into the residential sector where fundamentals and macroeconomic trends in our core geographies continue to show strength. RRT manages a growing portfolio of owned, under construction, and future development assets on the New Jersey Waterfront, Boston, Philadelphia and Washington D.C, with the remaining holdings primarily in suburban locations in high income areas in New Jersey. RRT is well positioned to benefit from the shortage of housing and demographics in these markets.

- Current Portfolio: Roseland's high-barrier-to-entry portfolio is at the forefront of characteristics supportive of market-leading valuations and competitive with leading publicly traded residential REITs: (i) top in market rents (ii) young average building age (iii) geographically concentrated exclusively in the Northeast. Roseland is exploring alternatives to further expand its ownership in its existing portfolio

- Target Portfolio: RRT projects over 14,000 operating and in-construction apartments by year-end 2018. This growth of approximately 6,000 apartments will be achieved through development and repurposing activities from Roseland's valuable land holdings

  - This growth is not subject to acquisition risk as Roseland controls a sizable future development portfolio including highly accretive repurposing activities (approximately ten are active)
  - The future development is substantially in communities where Roseland has developed before, or more specifically adjacent to existing developments. This allows RRT to have intimate knowledge on operating expenses and construction costs, and most importantly, achievable rent thresholds. This dramatically reduces our development risk

- Market Conditions: We are seeing continued strength in our key markets, with increasing rents and strong absorption. Our 2016 deliveries have projected opening rent schedules approximately 10% higher than pre-construction underwriting

- Geography: Consistent with its history, Roseland plans to develop the finest residential portfolio in the Northeast focused on transit-based / urban locations. RRT developments will be concentrated around the following principal locations: New Jersey Waterfront (Jersey City and Port Imperial), Boston Region, Suburban New York/New Jersey, Washington, DC, and Philadelphia Region

ROSELAND
RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

4Q 2015 6

Roseland Overview-
4Q Highlights

- **Trust Formation:** On December 31, 2015 Mack-Cali formed Roseland Residential Trust, a private REIT owned by Mack-Cali dedicated to the execution of its residential growth strategy. RRT will execute Mack-Cali's residential activities in the future including: the buildout of Roseland's land portfolio, the repurposing of non-strategic Mack-Cali office holdings and the sourcing of new marketplace development and acquisition opportunities

- **Acquisitions:** RRT reached an agreement to acquire the remaining JV partner interest in The Chase at Overlook Ridge (closed January 5, 2016) based on a project valuation of $104 million
  - As RRT placed acquisition financing of $72.5 million and harvested its in-place promote value of $11.5 million, it will recognize initial returns on its net $21 million cash investment of approximately 14%

- **Construction Starts:** RRT commenced construction on two developments comprised of 493 apartments, including its first repurposing development of a previous Mack-Cali office site in Morris Plains:

Project	Location	Apts	Ownership	Projected Total Costs	Projected Stabilized NOI	Projected Stabilized Yield
Signature Place	Morris Plains, NJ	197	100%	$61,300	$3,891	6.35%
Portside 5/6	East Boston, MA	296	85%	112,601	6,882	6.11%
Total		**493**		**$173,901**	**$10,773**	**6.19%**

- **In-Construction Activities:** RRT advanced construction on six additional projects, many of which will deliver in 2016:
  - URL® Harborside - I (763 apartments) and Marbella 2 in Jersey City, NJ (311 apartments)
  - Quarry Place in Tuckahoe, NY (108 apartments), Marriott Hotels at Port Imperial (364 keys), Worcester - I (237 apartments) and Chase II (292 apartments) in Massachusetts.

- **Lease Up Activities:** RRT stabilized RiverParc at Port Imperial (280 apartments)

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

4Q 2015 7

(1) Year-end 2018 projections based on execution of Roseland’s development and operating forecasts described herein. Actual Growth: Since Mack-Cali’s acquisition three years ago, Roseland has exhibited growth across key financial metrics: Operating Apartments, NAV, Cash Flow Projected Growth: Through completion and lease-up of its active construction portfolio (2,568 apartments and keys) and construction commencement of its 2016 development schedule, Roseland will continue to show significant financial growth over the next three years Roseland Overview- NAV and Cash Flow Growth 8 4Q 2015 October 2012 Year End 2015 Year End 2018 (1) Operating & Construction Apts. 3,533 8,207 14,136 Future Development Apts. 7,086 11,286 5,357 Subordinated Joint Venture Apts. 3,533 3,025 1,235 Average Operating and Construction Ownership 22.3% 56.1% 71.2% Annual Property Cash Flow ($ in millions) $0.5 $16.5 NAV ($ in millions) $115 $1,118 Projected Growth Actual Growth

RRT will continue maximizing its ownership and economic participation on future communities while evaluating conversions of existing subordinated interests (for example, the January 5, 2016 conversion of The Chase at Overlook Ridge from a subordinated to wholly owned interest) Roseland Overview- Ownership Objectives 9 Portfolio Ownership (Apartments) Portfolio Ownership (Cash Flow Contribution) 4Q 2015

Portfolio Overview Roseland will seek to further transition its portfolio in 2016, and beyond: Roseland envisions significant value creation through the evolution of its development portfolio: Includes 364 hotel keys. We are actively exploring conversion alternatives to wholly owned or joint venture structures. Includes 1,332 apartments of Identified Repurposing pursuits. Classification Operating Communities In-Construction Communities (1) Subordinated Interests (2) Predevelopment and Future Communities (3) Total Current Year-End 2015 Apts 2,614 2,568 3,025 11,286 19,493 Projected Year-End 2016 Apts 4,167 3,292 2,654 9,380 19,493 10 4Q 2015

Portfolio Overview-
Net Asset Value (NAV) Breakdown

- As reflected below, primary contributors to Roseland's approximate $1.12 billion NAV from a grossed up asset value of approximately $4.5 billion are:
  - Ownership: Predominantly consolidated and joint venture interests (~90%)
  - Location: Geographically concentrated on the New Jersey Waterfront and Greater Boston markets (~74%)

$ in millions

		Apts/Keys	Q4 2015 NAV	%
Operating Communities				
Consolidated / Wholly Owned		1,301	$336,688	30%
Joint Venture		1,313	98,389	9%
Subtotal - Operating Communities	(1)	**2,614**	**$435,077**	**39%**
In-Construction Communities				
Consolidated / Wholly Owned		1,198	$211,130	19%
Joint Venture		1,370	253,306	23%
Subtotal - In-Construction Communities		**2,568**	**$464,436**	**42%**
Future Development	(2)			
Jersey City Developments		3,900	$77,260	7%
Port Imperial Developments		2,325	27,164	2%
Other Land / Platform		5,061	112,650	10%
Subtotal - Future Development Communities		**11,286**	**$217,074**	**19%**
Subordinate Interests	(1)	3,025	$98,399	9%
Equity to Complete In-Construction / Renovations			(96,864)	-9%
Total Net Asset Value - Q4 2015	(3)	**19,493**	**$1,118,123**	**100%**
Total Net Asset Value - Q3 2015			*$1,046,640*	

Geographic Distribution



Other, $29,300 , 3%
Platform, $15,000 , 1%
Washington, DC, $93,563 , 8%
Hudson Waterfront, $456,266 , 41%
Boston Region, $378,126 , 34%
Suburban NY / NJ, $145,868 , 13%

Note: The Suburban NY/NJ region includes Roseland's interest in Lincoln Harbor and repurposing candidates in that region.

Notes:
(1) Based on average capitalization rate of 4.78%.
(2) Future Development portfolio is entirely owned/controlled by Mack-Cali and RRT.
(3) Unit count and NAV includes approximately 1,332 Identified Repurposing apartments.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

4Q 2015 11

Portfolio Overview- In Construction Assets 12 4Q 2015 Quarry Place at Tuckahoe 108 apartments Tuckahoe, NY Initial Occupancy: Q2 2016 M2 at Marbella 311 apartments Jersey City, NJ Initial Occupancy: Q1 2016 Marriot Hotels at Port Imperial 364 keys Weehawken, NJ Initial Occupancy: Q1 2018 Portside 5/6 296 apartments East Boston, MA Initial Occupancy: Q1 2018 Roseland has eight projects representing 2,204 apartments and 364 hotel keys in construction. We forecast approximately $387 million of value creation from these developments of which RRT’s share is approximately 80%. Selected Project Profiles: Value Creation Summary ($ in millions) Projected Average Yield 7.06% Projected NOI $66,382 Gross Value @ 5.00% Cap $1,327,640 Less: Projected Costs (940,325) Net Value Creation @ 100% $387,315 RRT Share @ 80% $309,852

Portfolio Overview- Repurposing Candidates

- RRT is actively repurposing select Mack-Cali office holdings to residential use, with the first construction start in 4Q 2015 (Signature Place at Morris Plains) and two scheduled starts:



Signature Place at Morris Plains, NJ
Apts: 197
Started: 4Q 2015



Bala Cynwyd, PA
Apts: 206
Target Start: 2016



Short Hills, NJ
Apts: 200
Target Start: 2017

- Roseland is seeking approvals on multiple additional repurposing developments, including 700 planned apartments owned by RRT and 1,332 Identified Repurposing candidates

- We anticipate repurposing activities will provide material value creation. For example, the Short Hills value creation is:
  - Current office book basis: $4.1 million
  - Via the rezoning process, Roseland has received approvals for the repurposing of 233 Canoe Brook Road and portions of Mack-Cali's 150 JFK Parkway surface parking lot, for 200 apartments (170 market-rate) and 225 hotel keys
  - The combined features of the hotel, luxury multi-family, and 255,000 Class A Mack-Cali office will be one of the finest mixed-use developments in the region
  - **As approved, the estimated value of the Short Hills repurposing is approximately: $23.1 million (net ~$19 million)**

	Apts.	NAV ($M)
Total Current	1,303	$53

ROSELAND
RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

4Q 2015
13

Geographic Breakdown- New Jersey Waterfront: Jersey City



URL® Harborside

- In addition to Mack-Cali's dominant office presence, Roseland is one of the leading owners and developers in the Jersey City residential market. Portfolio highlights include:

Project	Overview	Apts.	NAV ($M)
URL® Harborside I (In-Construction)	An 85% controlling interest in the 763 apartments, 69-story tower, URL development that topped-off in 3Q 2015 and will deliver units in 4Q 2016. We expect to produce NOI, including the sale of our tax credits, in excess of $21 million.	763	$170
Marbella 1 and 2 (In-Construction & Operating)	A 24.27% subordinated interest in the stabilized 412 apartment Marbella, with a sizable NAV of approximately $27 million.		
	A 24.27% joint venture interest in the 311 apartment Marbella 2, a 38-story tower that will deliver initial apartments in 1Q 2016. Projected NOI of approximately $8.7 million.	723	57
Additional Interests	Monaco (Operating): A 15% subordinated interest in the 523 apartment tower.	523	10
	San Remo (2017 Start): A 33.3% joint venture interest to develop 250 apartments adjacent to Monaco.	250	0
	URL® Harborside II and III (Future): Fully entitled land to develop approximately 1,500 apartments in two towers subject to the same development agreement as URL® I.	1,500	51
	Liberty Landing (Future): Development rights to build 850 apartments near the Jersey City Medical Center. Current ownership 50%.	850	0
	Plazas 8 and 9 (Future): Development potential of approximately 1,300 apartments on the waterfront with potential rezoning increases. Current ownership 50%.	1,300	26
	Total	5,909	$314

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

4Q 2015

14

Geographic Breakdown- New Jersey Waterfront: Port Imperial



Port Imperial Masterplan

- Roseland is the master developer of Port Imperial, a 200-acre master planned community on the New Jersey waterfront directly across from midtown Manhattan in the townships of Weehawken and West New York. Roseland's interests in Port Imperial are comprised of:

Project	Overview	Apts.	NAV ($M)
RiverTrace, RiversEdge, RiverParc (Operating)	Subordinated interests in three stabilized communities totaling 832 apartments; RiverParc completed its lease-up in 4Q 2015	832	$15
Port Imperial Hotel (In-Construction)	In 3Q 2015, Roseland commenced construction on a dual flag (Renaissance and Residence Inn) 364-key hotel. The hotels will be situated in the heart of Port Imperial, have significant capacity for food and beverage, and will be the cornerstone amenity for the Port Imperial community. Roseland's ownership is 90%.	364	60
Port Imperial Garages (Operating)	Roseland developed two garages (1,586 spaces) at Port Imperial to unlock the development potential of the previous surface parking lots. The primary demand driver for these garages is commuter parking, though the 4/5 garage serves as the foundation and parking for the recently started Port Imperial Hotel.	n/a	35
Additional Interests	Port Imperial North (Future): In joint venture with Prudential, Roseland has four planned residential developments representing approximately 1,200 fully entitled apartments.	1,199	3
	Port Imperial South (Future): In joint venture with the Imperatore Family, Roseland has five planned residential developments representing 1,125 fully entitled apartments and an office parcel for 290,000 square feet. The next projected start is Building 11 in 1Q 2016.	1,125	20
	Retail (Operating): Roseland has a series of ground floor retail condominium interests.	n/a	3
	Total	3,520	$136

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

4Q 2015 15

Geographic Breakdown- Boston Region

- Roseland has significant holdings in the greater Boston marketplace highlighted by its investment in the Overlook Ridge masterplan community located off Route 1, five-miles north of Boston



Overlook Ridge Masterplan

Project	Overview	Apts.	NAV ($M)
Alterra at Overlook Ridge (Operating)	A wholly owned interest in 722 stabilized apartments currently undergoing repositioning. The unencumbered communities were acquired for $149.2 million and have a projected post-renovation NOI of approximately $9.1 million.	722	$191
Chase I and Chase II at Overlook Ridge (Operating & In-Construction)	A wholly owned interest in the stabilized 371 apartment Chase I (subsequent to year end, Roseland acquired its joint venture partner's interest). A wholly owned interest in the 292 apartment Chase II which commenced construction in 3Q 2015. Projected combined NOI of the Chase community is approximately $10.2 million.	663	71
Portside @ East Pier (Operating & In-Construction)	A development site directly across from downtown on the East Boston waterfront. To date, Roseland has a subordinated interest in the recently stabilized 175 apartment Phase I (NAV of $3.9 million), recently started the 296-apartment Phase II, and has future development rights for approximately 160 apartments on the pier.	631	26
Additional Interests	Andover (Operating): A wholly owned unencumbered 220 apartment community undergoing repositioning.	220	41
	Worcester (In-Construction & Future): A recently commenced construction (Phase I - 237 apartments) in the heart of Worcester, representing the residential revitalization of downtown. The 128 apartments of Phase II will commence construction in the future. Roseland owns 100% of the Worcester development.	365	19
	Overlook Ridge (Future): A wholly owned unencumbered interest to develop an additional 742 apartments and ancillary commercial uses.	742	30
	Total	3,343	$378

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

4Q 2015

16

Geographic Breakdown- Suburban NY/NJ



Park Square Exterior

- Roseland's presence in these markets is comprised of current operating communities, in-construction projects, and multiple future development and Repurposing opportunities.

Project	Overview	Apts.	NAV ($M)
Park Square and Riverwatch (Operating)	Roseland acquired these communities located in Rahway (159 apartments) and New Brunswick (200 apartments). The acquired communities have a projected combined NOI of $4.5 million.	359	$61
Quarry Place at Tuckahoe (In-Construction)	Roseland is in construction on this 108 apartment community located in Tuckahoe in the high-barrier-to-entry lower Westchester County. We own a 76.25% consolidated interest and anticipate initial deliveries in Q2 2016.	108	33
RiverPark at Harrison (Operating)	Located on the waterfront in Harrison, NJ, the 141-apartment community recently achieved stabilization. Roseland has a 45% joint venture interest.	141	4
Epstein's Redevelopment (Operating & Future)	Roseland, the master developer of the Epstein site on the Green in Morristown, has a subordinated interest in the Metropolitan (130 apartments) and Shoppes at 40 Park, and is preparing for a construction start for the 59-apartment Lofts in 2016.	189	1
Additional Interests	Roseland's holdings in New Jersey also include a subordinated interest in Estuary on the Weehawken waterfront (582 apartments), a series of repurposing candidates, and contract rights near the Freehold Raceway Mall (400 apartments).	982	6
	Total	1,779	$105

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

4Q 2015

17

Geographic Breakdown- Washington, DC and Philadelphia



Station House Lobby

- Roseland has two major investments inside the Beltway of Washington, DC (Station House and Crystal House) and other valuable holdings within the region:

Project	Overview	Apts.	NAV ($M)
Station House (Operating)	Roseland acquired a 50% interest in Station House for $46.5 million. The development, with a projected stabilized NOI of $9.7 million, is current leasing up with an expected stabilization date in 2Q 2016.	378	$57
Crystal House (Operating & Future)	In joint venture with UBS, Roseland acquired a 25% interest in the 825 apartment Crystal House. The venture embarked on an approximate $30.5 million repositioning plan to modernize the common amenities and apartments.	794	29
	In joint venture with UBS, Roseland also acquired a 50% interest in the next phases of the Crystal House community including approximately 552 apartments. Predevelopment activities have commenced on the projected 2017 construction start of Crystal House III (252 apartments).	552	8
Philadelphia Interests	Conshohocken: Roseland acquired a parcel for the development of 310 apartments along the Conshohocken waterfront.	310	14
	Other: Roseland is in negotiation to acquire a 273-apartment development in Center City.	273	n/a
	Total	**2,307**	**$108**

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

4Q 2015 18

Financial Schedules 4Q 2015 17

Financial Highlights- RRT Balance Sheet 20 $ in thousands AS OF AS OF DEC 31, 2015 DEC 31, 2014 ASSETS Rental Property Land and leasehold interests 177,580 148,141.38 Buildings and improvements 495,243 442,623 Furniture, Fixtures and Equipment 12,737 9,786 Total Gross Rental Property 685,559 (1) 600,550 Less: Accumulated Depreciation (30,642) (20,306) Net Investment in Rental Property 654,917 580,244 Cash and cash equivalents 6,802 3,292 Investments in unconsolidated JV's 227,317 (1) 169,841 Unbilled rents receivable, net 43 283 Deferred Charges & Other Assets 31,847 15,573 Restricted Cash 2,607 1,308 Accounts receivable, net of allowance 1,815 1,932 Total Assets 925,347 772,474 LIABILITIES & EQUITY LIABILITIES Mortgages, loans payable & other oblig 116,973 144,879 Accounts pay, accrued exp and other liab 32,569 25,675 Rents recv'd in advance & security deposits 1,713 1,291 Accrued interest payable 282 335 Total Liabilities 151,537 172,179 EQUITY Partner's Capital/Stockholders' Equity 716,608 (2) 544,782 Minority interests 57,202 55,512 Total Equity 773,810 600,295 Total Liabilities & Equity 925,347 772,474 Notes: (1) As of 12/31/15, gross asset value of RRT's rental property and unconsolidated ventures was approximately $4.5 billion. (2) As reflected on the NAV Breakdown page, we estimate RRT's current NAV at $1.12 billion.

Financial Highlights- Same Store Comparison 21 $ in thousands Sequential Quarter Comparison Quarter Ended Quarter Ended % December 31, 2015 September 30, 2015 Change Number of Homes 5,021 Revenue Per Home $2,412 $2,393 0.79% Revenues $35,243 $35,039 0.58% Operating Expenses 13,930 14,337 -2.84% Net Operating Income $21,313 $20,702 2.95% Calendar Quarter Comparison Quarter Ended Quarter Ended % December 31, 2015 December 31, 2014 Change Number of Homes 3,210 Revenue Per Home $2,380 $2,313 2.90% Revenues $21,873 $21,642 1.07% Operating Expenses 9,102 8,705 4.57% Net Operating Income $12,771 $12,937 -1.29% Year-to-Date Comparison Year Ended Year Ended % December 31, 2015 December 31, 2014 Change Number of Homes 3,210 Revenue Per Home $2,321 $2,299 0.96% Revenues $86,975 $85,018 2.30% Operating Expenses 35,356 33,403 5.85% Net Operating Income $51,619 $51,615 0.01%

Equity Raise: The Company has engaged Eastdil Secured to raise $300M or more in direct equity investment in RRT. The form of this investment would be common equity with no promote or subordination of Mack-Cali’s co-investment equity. The equity raise effort commenced in February 2016. 2016 Highlights 22 4Q 2015 Portfolio: Projected construction start activities in 2016 of 1,906 apartments will produce a target operating and in-construction portfolio at year-end 2016 of 10,113 apartments: Capital Commitments: Roseland projects its net share of capital requirements for this 1,906 apartment start activity will be approximately $167 million (including land), with average target ownership of approximately 81%. As such, the Company’s total 2016 capital commitments are: Category In-Construction Portfolio – Remaining Commitment 2016 Starts* Total Amount ($M) $81 167 $248 * Approximately $77 million estimated to be spent in 2016.

Financial Highlights- Operating & Lease-Up Communities As of December 31, 2015, Roseland had: Wholly owned or joint venture interest in 2,236 stabilized operating apartments and 378 lease-up apartments The stabilized portfolio had a leased percentage of 95.9%, compared to 97.5% in 3Q The lease-up portfolio (Station House) had a leased percentage of 73.3%, compared to 56.9% in 3Q (representing leasing achievement of 62 apartments) Approximately 2,000 apartments are completing strategic repositioning (e.g. Alterra at Overlook Ridge) We envision stabilization of and meaningful FFO contribution from the Station House lease-up in Washington, DC in 2016 23 4Q 2015

Financial Highlights- Operating Communities

							Operating Highlights						
Operating Communities	**Location**	**Ownership**	**Apartments**	**Rentable SF**	**Avg. Size**	**Year Complete**	**Percentage Leased Q4 2015**	**Percentage Leased Q3 2015**	**Average Revenue Per Home Q4 2015**	**Average Revenue Per Home Q3 2015**	**NOI Q4 2015**	**NOI Q3 2015**	**NOI 2015**
Consolidated													
Alterra at Overlook Ridge [1]	Revere, MA	100.00%	722	663,139	918	2008	96.5%	98.1%	$1,839	$1,790	$2,155	$2,100	$8,124
Park Square	Rahway, NJ	100.00%	159	184,957	1,163	2009	95.0%	96.9%	2,165	2,137	521	508	2,024
Riverwatch [1]	New Brunswick, NJ	100.00%	200	147,852	739	1997	94.0%	95.5%	1,699	1,683	392	65	1,433
Andover Place [1]	Andover, MA	100.00%	220	178,101	810	1989	99.1%	98.2%	1,418	1,413	432	372	1,568
Consolidated		**100.00%**	**1,301**	**1,174,049**	**902**		**96.4%**	**97.6%**	**$1,786**	**$1,752**	**$3,500**	**$3,045**	**$13,149**
Joint Ventures													
Crystal House [1][2]	Arlington, VA	25.00%	794	738,786	930	1962	95.1%	97.3%	$1,787	$1,801	$2,212	$2,363	$9,620
RiverPark at Harrison	Harrison, NJ	45.00%	141	125,498	890	2014	95.9%	98.6%	2,155	2,044	484	385	797
Joint Ventures		**28.02%**	**935**	**864,284**	**924**		**95.2%**	**97.5%**	**$1,842**	**$1,838**	**$2,696**	**$2,748**	**$10,417**
Total Residential - Stabilized		**69.90%**	**2,236**	**2,038,333**	**912**		**95.9%**	**97.5%**	**$1,810**	**$1,788**	**$6,196**	**$5,793**	**$23,566**
Lease-up													
Station House	Washington, DC	50.00%	378	290,348	768	2015	73.3%	56.9%	NA	NA	$583	$60	$245
Lease-up		**50.00%**	**378**	**290,348**	**768**		**73.3%**	**56.9%**	**NA**	**NA**	**$583**	**$60**	**$245**
Total Residential - Operating Communities (3)		**67.02%**	**2,614**	**2,328,681**	**891**		**NA**	**NA**	**NA**	**NA**	**$6,779**	**$5,853**	**$23,811**
Commercial			**Parking Spaces**										
Port Imperial Garage South	Weehawken, NJ	43.75%	800	320,426		2013	NA	NA	NA	NA	$569	$574	$2,062
Port Imperial Retail I	Weehawken, NJ	43.75%		16,736		2013	52.2%	52.2%	NA	NA	(7)	(46)	(106)
Total Commercial Communities		**43.75%**	**800**	**337,162**			**52.2%**	**52.2%**	**NA**	**NA**	**$562**	**$528**	**$1,956**

Notes:

(1) Assets planned for or currently undergoing repositioning.

(2) Unit count excludes 31 apartments offline until completion of all renovations; Percentage Leased excludes units undergoing renovation.

(3) Excludes approximately 39,310 SF of ground floor retail.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

4Q 2015 24

Financial Highlights-
In-Construction Communities

- As of December 31, 2015, Roseland had:
  - Wholly owned or joint venture interests in 2,568 in-construction apartments and hotel keys (8 projects), including two communities that commenced construction in 4Q 2015:
    - Signature Place at Morris Plains: The initial repurposing of the existing 250 Johnson Road Mack-Cali office in a park like setting overlooking a lake in the heart of desirable Morris County
    - Portside 5/6: A development located adjacent to the stabilized Portside 7. Upon completion, the combined 471 apartment Portside @ Pier One development will be operated as one community
  - The in-construction portfolio is projected to produce stabilized NOI of $68.3 million; Roseland average ownership/participation is approximately 82%
  - We envision lease-up commencements of Marbella 2 in 1Q 2016, with commencements at URL® Harborside and Quarry Place at Tuckahoe also in 2016
  - Roseland has a remaining capital commitment to the buildout of this portfolio of approximately $81 million:

Portside 5/6	$31
Signature Place	17
Worcester I	12
Other Projects (each under $8 million)	21
Total	**$81**

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

4Q 2015 25

Financial Highlights-
In-Construction Communities

				Project Capitalization - Total				Capital as of 4Q-15		Development Schedule				
Community	Location	Ownership	Apartment Homes/Keys	Costs	Debt	MCRC Capital	Third Party Capital	Costs	MCRC Capital	Start	Initial Occupancy	Project Stabilization	Projected Stabilized NOI	Projected Stabilized Yield
Consolidated														
Quarry Place at Tuckahoe	Eastchester, NY	76.25%	108	$49,950	$28,750	$20,941	$259	$29,609	$14,683	Q1 2014	Q2 2016	Q1 2017	$3,448	6.90%
Marriott Hotels @ Port Imperial	Weehawken, NJ	90.00%	364	129,600	94,000	32,040	3,560	32,054	28,784	Q3 2015	Q1 2018	Q1 2019	13,000	10.03%
The Chase II at Overlook Ridge	Malden, MA	100.00%	292	74,900	48,000	26,900	0	22,118	18,901	Q3 2015	Q1 2017	Q1 2018	4,873	6.51%
Worcester - I	Worcester, MA	100.00%	237	59,200	41,500	17,700	0	6,057	5,889	Q3 2015	Q1 2017	Q4 2017	3,819	6.45%
Signature Place at Morris Plains [1]	Morris Plains, NJ	100.00%	197	61,300	42,000	19,300	0	1,948	1,948	Q4 2015	Q4 2017	Q3 2018	3,891	6.35%
Portside 5/6 [1]	East Boston, MA	85.00%	296	112,600	73,000	33,660	5,940	2,822	2,317	Q4 2015	Q1 2018	Q1 2019	6,882	6.11%
Consolidated		**92.87%**	**1,494**	**$487,550**	**$327,250**	**$150,541**	**$9,759**	**$94,608**	**$72,522**				**$35,913**	**7.29%**
Joint Ventures														
M2 at Marbella	Jersey City, NJ	24.27%	311	$132,100	$77,400	$13,271	$41,429	$122,175	$12,012	Q3 2013	Q1 2016	Q1 2017	$8,666	6.56%
URL® Harborside - I	Jersey City, NJ	85.00%	763	320,305	192,000	109,059	19,246	210,221	109,059	Q4 2013	Q4 2016	Q3 2018	21,803	6.81%
Joint Ventures		**67.41%**	**1,074**	**$452,405**	**$269,400**	**$122,330**	**$60,675**	**$332,396**	**$121,071**				**$30,469**	**6.73%**
Total Residential Communities		**82.23%**	**2,568**	**$939,955**	**$596,650**	**$272,871**	**$70,434**	**$427,004**	**$193,593**				**$66,382**	**7.06%**
Commercial			Parking Spaces											
Port Imperial Garage North	Weehawken, NJ	100.00%	786	$26,575	$0	$26,575	$0	$26,575	$24,666	Q3 2014	Q4 2015	NA	$1,618	6.09%
Port Imperial Retail North	Weehawken, NJ	100.00%	-	4,479	0	4,479	0	4,328	4,328	Q3 2014	Q3 2016	NA	318	7.10%
Commercial		**100.00%**		**$31,054**	**$0**	**$31,054**	**$0**	**$30,903**	**$28,994**				**$1,936**	**6.23%**
Total In-Construction Communities		**82.23%**	**2,568**	**$971,009**	**$596,650**	**$303,925**	**$70,434**	**$457,907**	**$222,587**				**$68,318**	**7.04%**

Notes:

(1) Project level debt represents target commitments scheduled to close in early 2016.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

4Q 2015 26

Financial Highlights- Subordinated Interest Communities As of December 31, 2015, Roseland had: Subordinated interests in 2,745 stabilized operating apartments and 280 lease-up apartments The subordinated stabilized portfolio had a leased percentage of 97.3%, compared to 98.0% in 3Q The lease-up portfolio had a leased percentage of 96.4% (reached stabilization), compared to 83.2% in 3Q (representing leasing achievement of 37 apartments) Roseland is actively evaluating converting its promoted interests via disposition, acquisition or ownership buy-ups across all its subordinated interest communities. Recent successes include: The Chase at Overlook Ridge - I: On January 5, 2016 Roseland acquired its JV partner’s interest. By utilizing its in-place promoted interest, the valuation approximates to a 5.75% capitalization rate investment. With the closing of acquisition financing, Roseland will recognize immediate levered returns on capital in excess of 14% Morristown Train Station: In 2Q 2015, Roseland sold its interest for $6.4 million, representing an approximate 4.5% cap rate valuation Roseland has not formed a subordinated interest JV in three-years, nor will it use this ownership structure on future developments 27 4Q 2015

Financial Highlights-
Subordinated Interest Communities

	Location	Ownership	Apartments	Rentable SF	Avg. Size	Year Complete	Percentage Leased Q4 2015	Percentage Leased Q3 2015	Average Revenue Per Home Q4 2015	Average Revenue Per Home Q3 2015	NOI Q4 2015	NOI Q3 2015	NOI 2015
							Operating Highlights						
Stabilized [1]													
Marbella	Jersey City, NJ	24.27%	412	369,515	897	2003	96.8%	96.8%	$3,071	$3,058	$2,353	$2,435	$9,590
Monaco	Jersey City, NJ	15.00%	523	475,742	910	2011	97.3%	98.1%	3,398	3,426	3,634	3,638	14,106
RiversEdge at Port Imperial	Weehawken, NJ	50.00%	236	214,963	911	2009	98.3%	98.7%	2,903	2,957	763	951	3,912
RiverTrace at Port Imperial	Weehawken, NJ	25.00%	316	295,767	936	2014	96.5%	97.5%	3,190	3,055	1,805	1,672	6,751
The Estuary	Weehawken, NJ	7.50%	582	530,587	912	2014	97.4%	98.8%	2,924	2,883	3,167	3,024	11,433
Metropolitan at 40 Park	Morristown, NJ	12.50%	130	124,237	956	2010	100.0%	99.2%	3,224	3,282	741	704	2,811
Portside at East Pier - 7	East Boston, MA	38.25%	175	156,091	892	2015	98.9%	98.3%	2,295	2,348	938	440	1,051
The Chase at Overlook Ridge [2]	Malden, MA	50.00%	371	337,060	909	2014	96.2%	97.6%	1,967	1,891	1,381	1,346	4,911
Subtotal - Stabilized		**25.06%**	**2,745**	**2,503,962**	**912**		**97.3%**	**98.0%**	**$2,910**	**$2,890**	**$14,782**	**$14,210**	**$54,565**
Lease-Up													
RiverParc at Port Imperial	Weehawken, NJ	20.00%	280	255,828	914	2015	96.4%	83.2%			$814	$529	$904
Subtotal - Lease-Up		**20.00%**	**280**	**255,828**	**914**		**96.4%**	**83.2%**	**N/A**	**N/A**	**$814**	**$529**	**$904**
Total Residential Operating Communities [3]		**24.59%**	**3,025**	**2,759,790**	**912**		**97.2%**	**96.7%**	**$2,910**	**$2,890**	**$15,596**	**$14,739**	**$55,469**
Commercial				**Comm SF**									
Shops at 40 Park	Morristown, NJ	12.50%		50,973		2010	60.4%	60.4%	NA	NA	$206	$194	$792
Riverwalk at Port Imperial	West New York, NJ	20.00%		30,745		2008	64.0%	64.0%	NA	NA	155	162	630
Total Commercial Communities		**15.32%**		**81,718**			**61.8%**	**61.8%**	**NA**	**NA**	**$361**	**$356**	**$1,422**

Notes:
(1) Ownership represents Company participation after satisfaction of Priority Capital. See Capitalization Details schedule herein.
(2) On January 5, 2016 Roseland acquired JV partner interest thereby converting the asset to wholly owned.
(3) Excludes approximately 34,350 SF of ground floor retail.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

4Q 2015 28

Financial Highlights-
2016 Starts

- As of December 31, 2015 the Company had a future development portfolio of approximately 11,286 apartments comprised of:
  - Predevelopment (1,906 apartments): Communities with likely starts through year-end 2016
  - Future Developments (9,380 apartments): Roseland owned/controlled future development sites, includes 1,332 apartments of Identified Repurposing communities

Predevelopment Communities	Location	Apartments	Current Ownership	Scheduled Start	Projected Costs	Projected MC Capital	Projected NOI	Projected Yield
PI South - Building 11	Weehawken, NJ	295	50.00%	Q1 2016	$117,620	$38,145	$7,578	6.44%
Lofts at 40 Park	Morristown, NJ	59	25.00%	Q2 2016	17,924	3,223	1,163	6.49%
Conshohocken	Conshohocken, PA	310	100.00%	Q3 2016	85,932	17,600	5,192	6.04%
150 Monument Road **(repurposing)**	Bala Cynwyd, PA	206	100.00%	Q3 2016	53,952	18,883	3,394	6.29%
Freehold [(1)]	Freehold, NJ	400	100.00%	Q4 2016	96,687	33,841	6,204	6.42%
709 Chestnut [(1)]	Philadelphia, PA	273	75.00%	Q4 2016	116,007	37,603	7,072	6.10%
PI North - Building C	West New York, NJ	363	20.00%	Q4 2016	145,000	17,400	9,266	6.39%
Predevelopment Communities		**1,906**	**71.12%**		**$633,122**	**$166,694**	**$39,869**	**6.30%**

- 2016 starts are projected to generate approximately $164 million in value:

Value Creation Summary	
Projected Average Yield	6.30%
Projected NOI	$39,869
Gross Value @ 5.00% Cap	$797,380
Less: Projected Costs	(633,122)
Net Value Creation @ 100%	**$164,258**

Note:
(1) Roseland has a signed acquisition agreement, subject to certain conditions.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

4Q 2015
29

Financial Highlights- Future Start Communities

Future Developments	Location	Apartment	Current Ownership	Projected Const Start	Approved / Entitled
Worcester - II	Worcester, MA	128	100.00%	2017	fully
Identified Repurposing A	Northern NJ	250	100.00%	2017	none
233 Canoe Brook Road [1] **(repurposing)**	Short Hills, NJ	200	100.00%	2017	partial
San Remo [2]	Jersey City, NJ	250	33.33%	2017	partial
Overlook IIIC	Malden, MA	252	100.00%	2017	partial
Crystal House - III	Arlington, VA	252	50.00%	2017	partial
Liberty Landing Phase I	Jersey City, NJ	265	50.00%	2017	partial
PI South - Building 8/9	Weehawken, NJ	275	50.00%	2017	partial
Subtotal - 2017 Starts		**1,872**			
1633 Littleton **(repurposing)**	Parsippany, NJ	300	100.00%	Future	fully
Capital Office Park **(repurposing)**	Greenbelt, MD	400	100.00%	Future	none
Crystal House - Future	Arlington, VA	300	50.00%	Future	partial
Plaza 8	Jersey City, NJ	650	100.00%	Future	none
Plaza 9	Jersey City, NJ	650	100.00%	Future	none
Liberty Landing - Future Phases	Jersey City, NJ	585	50.00%	Future	partial
Overlook IIIA	Malden, MA	445	100.00%	Future	partial
Overlook IV	Malden, MA	45	100.00%	Future	partial
PI North - Building I	West New York, NJ	224	20.00%	Future	partial
PI North - Building J	West New York, NJ	141	20.00%	Future	partial
PI North - Riverbend 6	West New York, NJ	471	20.00%	Future	partial
PI South - Building 16	Weehawken, NJ	131	50.00%	Future	partial
PI South - Building 2	Weehawken, NJ	200	50.00%	Future	partial
PI South - Office 1/3	Weehawken, NJ	N/A	50.00%	Future	partial
PI South - Park Parcel	Weehawken, NJ	224	50.00%	Future	partial
Portside 1-4	East Boston, MA	160	85.00%	Future	none
URL® Harborside - II	Jersey City, NJ	750	85.00%	Future	partial
URL® Harborside - III	Jersey City, NJ	750	85.00%	Future	partial
Identified Repurposing B	Northern NJ	250	100.00%	Future	none
Identified Repurposing C	Northern NJ	160	100.00%	Future	none
Identified Repurposing D	Northern NJ	440	100.00%	Future	none
Identified Repurposing E	Westchester, NY	232	100.00%	Future	none
RRT Future Developments		**9,380**			
Total Predevelopment and Future Developments [3]		**11,286**			

Notes:
(1) Target approvals will likely also include approximately 225 hotel keys.
(2) Ownership subject to change based on final negotiation.
(3) Includes 1,332 Identified Repurposing opportunities

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

4Q 2015 30

Capitalization Details
(As of December 31, 2015)

$ in thousands

	Apartments	Ownership	Project Debt				Capital Balance Overview			Notes / Comments
			Outstanding Balance	Maximum Balance	Maturity Date	Interest Rate	MCRC Capital	Third Party Capital	Return Rate	
Operating Communities										
Consolidated Communities										
Alterra at Overlook Ridge	722	100.00%	$0	$0			$0	$0		
Park Square	159	100.00%	27,500	27,500	4/10/2019	L+1.75%	0	0		
Riverwatch	200	100.00%	0	0			0	0		
Andover Place	220	100.00%	0	0			0	0		
Consolidated Communities	**1,301**	**100.00%**	**$27,500**	**$27,500**			**$0**	**$0**		
Joint Ventures										
Crystal House	794	25.00%	$165,000	$165,000	4/1/2020	3.17%	$28,178	$84,535		For IRR calc. purposes (2)
RiverPark at Harrison	141	45.00%	30,000	30,000	8/1/2025	3.70%	1,599	2,076		approximates to JV ownership %
Station House	378	50.00%	100,700	100,700	7/1/2033	4.82%	46,500	46,500		NA - heads up 50/50 venture
Joint Ventures	**1,313**	**34.35%**	**$295,700**	**$295,700**			**$76,277**	**$133,111**		
Commercial										
Port Imperial Garage I		43.75%	$32,600	$32,600	12/1/2029	4.78%	$541	$4,653		(3)
Port Imperial Retail I		43.75%	4,000	4,000	12/1/2021	4.41%	0	0		(3)
Commercial		**43.75%**	**$36,600**	**$36,600**			**$541**	**$4,653**		
Total - Operating Communities	**2,614**		**$359,800**	**$359,800**			**$76,818**	**$137,764**		
Subordinate Interests *							Priority Capital and Preferred Balances (1)			
Marbella	412	24.27%	$95,000	$95,000	5/1/2018	4.99%	$125	$7,567	9.50%	(4)
Monaco	523	15.00%	165,000	165,000	2/1/2021	4.19%	0	83,105	9.00%	
RiversEdge at Port Imperial	236	50.00%	57,500	57,500	9/1/2020	4.32%	0	44,139	9.00%	
RiverTrace at Port Imperial	316	25.00%	79,393	80,249	7/15/2021	6.00%	0	46,253	7.75%	
The Estuary	582	7.50%	210,000	210,000	3/1/2030	4.00%	0	18,546	8.50%	
Metropolitan at 40 Park	130	12.50%	38,410	38,410	9/1/2020	3.25%	695	21,198	9.00%	(5)
The Chase at Overlook Ridge (1)	371	50.00%	52,662	52,662	1/26/2016	L+2.50%	0	25,484	6.50%	(6)
Portside at Pier One - 7	175	38.25%	42,500	42,500	12/4/2017	L+2.50%	0	29,827	9.00%	
RiverParc at Port Imperial	280	20.00%	70,386	73,350	6/27/2016	L+2.15%	2,403	54,640	9.00%	(7)
Shops at 40 Park	-	12.50%	6,455	6,455	8/13/2018	3.63%	0	0		(5)
Riverwalk at Port Imperial	-	20.00%	0	0			0	6,074	9.00%	
Total - Subordinated Interests	**3,025**	**24.59%**	**$817,306**	**$821,126**			**$3,223**	**$336,833**		

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

4Q 2015 31

Capitalization Details - 2
(As of December 31, 2015)

$ in thousands

			Project Debt				Capital Balance Overview			
	Apartments	Ownership	Outstanding Balance	Maximum Balance	Maturity Date	Interest Rate	MCRC Capital	Third Party Capital	Return Rate	
In-Construction Communities										
Consolidated										
Quarry Place at Tuckahoe	108	76.25%	$10,937	$28,750	3/30/2017	L + 2.35%	$16,895	$787	8.00%	
Marriott Hotels @ Port Imperial	364	90.00%	0	94,000	10/5/2018	L + 4.5%	29,371	3,263	8.00%	
The Chase II	292	100.00%	0	48,000	12/15/2018	L + 2.25%	0	0		
Worcester - I	237	100.00%	0	41,500	12/10/2018	L + 2.50%	0	0		
Signature Place at Morris Plains	197	100.00%	0	0			0	0		
Portside 5/6	296	85.00%	0	0			0	0		
Consolidated Communities	**1,494**	**92.87%**	**$10,937**	**$212,250**			**$16,895**	**$787**		
Joint Ventures										
M2 at Marbella	311	24.27%	$68,046	$77,400	3/30/2017	L + 2.25%	$13,563	$42,590	9.00%	
URL® Harborside - I	763	85.00%	63,871	192,000	8/1/2029	5.20%	0	0		
Joint Ventures	**1,074**	**67.41%**	**$131,917**	**$269,400**			**$13,563**	**$42,590**		
Commercial										
Port Imperial Garage II	-	100.00%	$0	$0			$0	$0		
Port Imperial Retail II	-	100.00%	0	0			0	0		
Commercial		**100.00%**	**$0**	**$0**			**$0**	**$0**		
Total - In-Construction Communities	**2,568**		**$142,854**	**$481,650**			**$30,458**	**$43,377**		
Future Developments										
Lofts at 40 Park	59	25.00%	$1,117	$1,117	9/30/2016	L + 2.50%	$0	$1,125	-	
PI North - Building C	363	20.00%	0	0			508	29,509	10.00%	
Port Imperial North	836	20.00%	0	0			4,985	57,733	-	
Port Imperial South	1,125	50.00%	34,962	35,100	1/17/2016	L + 1.75%	5,405	0	Prime + 8.00%	(8)
Future Development	8,923	86.79%	0	0			0	0		(9)
Total - Future Developments	**11,306**	**75.72%**	**$36,079**	**$36,217**			**$10,898**	**$88,367**		
Total Portfolio	**19,514**		**$1,356,039**	**$1,701,866**			**$121,397**	**$606,341**		

Notes:

* Ownership represents Company participation after satisfaction of Priority Capital.
(1) Includes outstanding preferred returns, where applicable.
(2) Upon a capital event, the Company receives a promoted additional 25 percent interest over a 9.00 percent IRR to heads-up capital accounts.
(3) Excludes non interest bearing land capital accounts to Port Imperial South, L.L.C. in the amount of $6 million. Roseland's participation is approximately $2.7 million.
(4) The MCRC Balance represents capital account held by Marbella Rosegarden, L.L.C., of which the Company owns a 48.53 percent interest.
(5) Equity Capital balances apply to Metropolitan at 40 Park and Shops at 40 Park. The MCRC balance represents capital account held by Rosewood Epsteins, L.L.C., of which the Company owns a 50 percent interest.
(6) Subsequent to quarter end, Roseland acquired JV partner's interest and secured a $72.5 million loan for seven years fixed at 3.625%.
(7) PruRose 13 entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 2.79 percent per annum for the period thru January 1, 2016.
(8) Debt fully amortized at maturity
(9) Represents average ownership in Future Development land holdings.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

4Q 2015 32

Definitions

Average Revenue Per Home: Calculated as total apartment revenue for the quarter ended December 31, 2015, divided by the average percent occupied for the quarter ended December 31, 2015, divided by the number of apartments and divided by three.

Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest.

Future Development: Represents land inventory currently owned or controlled by the Company.

Identified Repurposing Communities: Communities not currently owned by RRT, which have been identified for transfer from Mack-Cali to RRT for residential repurposing.

In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities.

Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.

MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.

Net Asset Value (NAV): We consider NAV to be a useful metric for investors to estimate the fair value of the Roseland platform. The metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

Net Operating Income (NOI): Total property revenues less real estate taxes, utilities and operating expenses.

Operating Communities: Communities that have achieved Project Stabilization.

Percentage Leased: The percentage of apartments that are either currently occupied or vacant apartments leased for future occupancy.

Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

Project Stabilization: Lease-Up communities that have achieved over 95 Percent Leased for six consecutive weeks.

Projected Stabilized NOI: Pro forma NOI for Lease-Up, In-Construction or Future Development communities upon achieving Project Stabilization

Projected Stabilized Yield: Represents Projected Stabilized NOI divided by Total Costs.

Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns.

Third Party Capital: Capital invested other than MCRC Capital.

Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

4Q 2015 33

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS The Company considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target”, “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which the Company has made assumptions are: -risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents; -the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; -the extent of any tenant bankruptcies or of any early lease terminations; -The Company’s ability to lease or re-lease space at current or anticipated rents; -changes in the supply of and demand for the Company’s properties; -changes in interest rate levels and volatility in the securities markets; -The Company’s ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; -forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, and projected revenue and income; -changes in operating costs; -The Company’s ability to obtain adequate insurance, including coverage for terrorist acts; -The Company’s credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense; -changes in governmental regulation, tax rates and similar matters; and -other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in MCRC’s Annual Report on Form 10-K for the year ended December 31, 2015. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Mack-Cali Reality Corporation (“MCRC”). Any offers to sell or solicitations of the MCRC shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly on Form 10-Q (the “10-Q”) filed by the MCRC for the same period with the Securities and Exchange Commission (the “SEC”) and all of the MCRC’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. 34 4Q 2015

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